BBIF MONEY FUND

BBIF TREASURY FUND

BIF MONEY FUND

BIF TREASURY FUND

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 12, 2017 to the

Statement of Additional Information of each Fund

Effective immediately, the first paragraph of the section entitled “Management, Advisory and Other Service Arrangements—Custodian” is deleted in its entirety and replaced with the following:

JPMorgan Chase Bank, N.A. (the “Custodian”), which has its principal offices at 383 Madison Avenue, New York, New York 10179, serves as the custodian for the Master LLCs. The Custodian, among other responsibilities, maintains a custody account or accounts in the name of the Master LLCs, receives and delivers all assets for each Master LLC upon purchase and upon sale or maturity, and collects and receives all income and other payments and distributions on account of the assets of the Master LLCs.

Shareholders should retain this Supplement for future reference.

SAI-BIFBBIF-0617SUP